SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        November 29, 2001
                                                 -------------------------------



                              PurchasePro.com, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         Nevada                       000-26465                  880385401
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)





     7710 West Cheyenne Avenue, Las Vegas, Nevada                89129
       (Address of principal executive offices)             (Zip Code)





Registrant's telephone number, including area code            (702) 316-7000
                                                    ----------------------------




                                 Not Applicable
         (Former name or former address, if changed since last report.)



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Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On November 21, 2001 Arthur Andersen LLP ("Andersen") notified PurchasePro.com, Inc. (the "Company") that Andersen resigned as the Company's independent certifying accountant, effective immediately.

                  The reports of Andersen with respect to the Company for fiscal years 1999 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles.

                  During fiscal years 1999 and 2000 and the subsequent interim period preceding the resignation of Andersen, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in its report on the financial statements for such years, except as follows:

                  During Andersen's review of the Company's interim financial statements for the three-month period ending September 30, 2000, Andersen expressed disagreement with prior members of the Company's management regarding proposed recognition of revenue derived from reseller agreements between the Company and certain of its business partners. This issue was the subject of discussion between Andersen and the Company's Audit Committee and was resolved to Andersen's satisfaction.

                  During fiscal years 1999 and 2000 and the subsequent interim period preceding the resignation of Andersen, there have been no reportable events (as defined by Item 304 of Regulation S-K), except as follows:

                  Andersen has noted what they considered to be deficiencies in the design and operation of the Company's internal controls relating to contract management and internal communications, credit approval processes, insufficient analysis relating to asset impairments, involvement of non-accounting personnel with recording of transactions and adherence to policies regarding payment of monies. Through the implementation of new internal control procedures and recent changes in management, the Company believes it has adequately addressed Andersen's concerns.

                  The Company's Audit Committee discussed the subject matter of each of the foregoing events with Andersen. The Company has authorized Andersen to respond fully to the inquiries of the Company's successor accountant concerning the subject matter of each of the foregoing events.

                  The Company has provided Andersen with a copy of this amended Form 8-K and Andersen furnished to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements presented therein. A copy of Andersen's response letter, dated April 4, 2002, is filed as Exhibit 16.2 to this amended Form 8-K.

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

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                    (c) Exhibits.

                    The following exhibits are hereby filed as part of this current report on Form 8-K:

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated November 29, 2001.*

16.2 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 4, 2002.

                      *Previously filed.




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           PURCHASEPRO.COM, INC.

Date:  April 5, 2002                       By     /s/ Mark R. Donachie
                                             ---------------------------

                                           Name:  Mark R. Donachie
                                           Title: Chief Financial Officer





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



                                  EXHIBIT INDEX



The following exhibits are filed herewith:

Exhibit
--------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated November 29, 2001*

16.2 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 4, 2002



                 *Previously filed.




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